Exhibit 99.1

Dollar Tree, Inc. to Host Second Quarter Earnings Conference Call

CHESAPEAKE, Va. - August 17, 2017 - Dollar Tree, Inc. (NASDAQ: DLTR), North America's leading operator of discount variety stores, will host its conference call for investors and analysts to discuss financial results for the second quarter ended July 29, 2017.

WHEN:         Thursday, August 24, 2017
            9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call, please dial 877-604-9665 for USA and Canadian calls or 719-325-2420 for international calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of the call will be available until midnight Wednesday, August 30, and may be accessed by dialing 888-203-1112. Please enter Passcode # 2174184.

CONTACT:        Dollar Tree, Inc., Chesapeake
Randy Guiler
757-321-5284
    www.DollarTree.com
DLTR-E